Filed pursuant to Rule 497(e)
1933 Act File No.	333-231734
1940 Act File No.	811-23426

Infusive US Trust

Supplement dated May 12, 2021 (the “Supplement”)

to the Prospectus

The Supplement applies to the Prospectus, dated October 28, 2020, for the Infusive® Compounding Global Equities ETF (JOYY) (the “Fund”).

Effective June 1, 2021, consistent with an adjustment to the Fund’s Underlying Index, the Fund’s Prospectus is amended as follows:

Under the section “Principal Investment Strategies,” the fourth and fifth paragraphs are replaced in their entirety with the following:

In order to select the Consumer Alpha companies for the Underlying Index, the Index Provider utilizes a quantitative methodology that includes several systematic and fundamental filters. The Underlying Index is based on the MSCI ACWI IMI Index, its parent index which includes large-, mid- and small-capitalization stocks. The systematic filters identify companies that are liquid based on average daily traded value, have market capitalizations of $1.0 billion or greater, and are from the consumer staples, consumer discretionary, information technology and communication services sectors (as classified by the Global Industry Classification Standard (GICS)). Within these GICS sectors, the Index Provider further narrows down the selected companies by filtering for a subset of GICS sub-industries that contain Consumer Alpha companies based on these sub-industries providing products or services that elicit joy and make the consumer happy. The Index Provider then applies the fundamental filters. These fundamental filters are based on the companies’ financial performance and vary for each sub-industry, but in essence seek to identify companies that have maintained consistently attractive levels of sales growth and / or profitability relative to their sub-industry. By selecting companies that exhibit these fundamental characteristics in their financial performance, this will yield Consumer Alpha companies as described above. Finally, the selected securities are weighted in proportion of their total market capitalization in order to determine the ultimate Underlying Index. The Advisor believes that these quantitative rules create an Underlying Index that consists of Consumer Alpha companies.

The Underlying Index typically includes approximately 110 publicly traded securities that are weighted according to total market capitalization. The composition of the Underlying Index is rebalanced quarterly. Issuers undergoing initial public offerings or other relevant corporate action may be added to the Underlying Index, consistent with the Underlying Index’s selection methodology. The Underlying Index is constructed to limit turnover and excessive exposure to particular industries or component weights.

Effective immediately, the Fund's Prospectus is amended as follows:

Under the section “Overview,” the third paragraph is replaced in its entirety with the following:

Shares of the Fund (the “Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange from its net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Fund are issued and redeemed in cash and/or in-kind for securities included in, or otherwise as necessary to replicate, the Underlying Index. As a result, retail investors generally are not able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors purchase or sell Shares in the secondary market through a broker.

Infusive US Trust

Supplement dated May 12, 2021 (the “Supplement”)

to the Statement of Additional Information (the “SAI”)

The Supplement applies to the SAI dated October 28, 2020, for the Infusive® Compounding Global Equities ETF (JOYY) (the “Fund”).

Effective June 1, 2021, the Fund’s SAI is amended as follows:

Under the section “Construction and Maintenance of the Underlying Index,” the last paragraph is replaced in its entirety with the following:

In order to select the Consumer Alpha companies for the Underlying Index, the Index Provider utilizes a quantitative methodology that includes several systematic and fundamental filters. The Underlying Index is based on the MSCI ACWI IMI Index, its parent index which includes large-, mid- and small-capitalization stocks. The systematic filters identify companies that are liquid based on average daily traded value, have market capitalizations of $1.0 billion or greater, and are from the consumer staples, consumer discretionary, information technology and communication services sectors (as classified by the Global Industry Classification Standard (GICS)). Within these GICS sectors, the Index Provider further narrows down the selected companies by filtering for a subset of GICS sub-industries that contain Consumer Alpha companies based on these sub-industries providing products or services that elicit joy and make the consumer happy. The Index Provider then applies the fundamental filters. These fundamental filters are based on the companies’ financial performance and vary for each sub-industry, but in essence seek to identify companies that have maintained consistently attractive levels of sales growth and / or profitability relative to their sub-industry. By selecting companies that exhibit these fundamental characteristics in their financial performance, this will yield Consumer Alpha companies as described above. Finally, the selected securities are weighted in proportion of their total market capitalization in order to determine the ultimate Underlying Index. The Advisor believes that these quantitative rules create an Underlying Index that consists of Consumer Alpha companies. The composition of the Index is reviewed quarterly. Issuers undergoing initial public offerings or other relevant corporate action may be added to the Index, consistent with the Index’s selection methodology. The Index is constructed to limit turnover and excessive exposure to particular industries or component weights.

Effective immediately, the Fund’s SAI is amended as follows:

Under the section “Creation and Redemption of Creation Units” the relevant subsections are replaced in their entirely with the following:

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The consideration for purchase of Creation Units of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the Deposit Securities – for each Creation Unit constituting securities included or to be included in the Fund’s portfolio as selected by the Advisor (“Fund Securities”) and an amount of cash – the Cash Component – computed as determined by the Portfolio Manager as described below in relation to the cash-in-lieu Custom Basket. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and an amount equal to the market value of the Deposit Securities (the “Deposit Amount”). If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Securities.

Custom Baskets. In connection with the Fund’s adoption of Basket Policies and Procedures pursuant to Rule 6c-11 under the 1940 Act, the Fund may accept as consideration for purchase of a Creation Units, a “Custom Basket,” of securities and/or cash that include three categories of baskets described below. First, a basket containing a non-representative selection of the Fund’s portfolio holdings would constitute a Custom Basket. These types of Custom Baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable; or (iv) an all cash basket. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a Custom Basket. For example, if a fund exchanges a basket with either the same or another authorized participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a Custom Basket. Third, if upon receiving a purchase or redemption order from an Authorized Participant, the portfolio manager determines to require the purchase or redemption, as applicable, to be made entirely in cash; or if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash-in-lieu of some or all of the portfolio holdings that would otherwise be included in a basket comprised of a pro rata representation of the Fund’s portfolio holdings, that basket would be a Custom Basket. The Fund expects that all baskets traded will be cash-in-lieu Custom Baskets, as the Underlying Index currently includes a number of securities not eligible for in-kind transfer due to exchange restrictions in select markets d (e.g. China and Brazil). The Fund also reserves the right to permit or require a cash-in-lieu amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities, or a Custom Basket, is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit Custom Baskets that (1) substitute other securities or (2) substitute an amount of cash — i.e., a “cash in lieu” amount — to be added to the Deposit Securities or Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below), or the investor for which it is acting, or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Transfer Agent either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares — Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants”. Investors should contact the Distributor for the names of Authorized Participants. All Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by electronic means of communication set forth in the Participation Agreement by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Orders for Creation Units using Custom Baskets (“Custom Orders”) must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. All orders are subject to acceptance by the Distributor.

A Custom Order may be placed by an Authorized Participant in the event that the Trust permits the substitution of securities that are not presently Fund Securities or an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by electronic transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Purchase and Redemption of Creation Units—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Placement of Creation Orders Outside the Clearing Process”.

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time (or 3:00 p.m. New York Time, in the case of a custom order) on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. Custom Orders must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Non-Standard Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participation Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to each the Transfer Agent, Distributor or an Authorized Participant.

Placement of Creation Orders Outside the Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time (or 3:00 p.m. New York time in the case of a custom order) on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee”.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form because, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 110% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the second Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities, and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+2 basis” (that is, two Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is set forth in the Participation Agreement. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities, and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with creations or redemptions or to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund for each creation order is $650.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to each Fund in connection with the purchase of the Creation Unit Deposit Securities (expressed as a percentage of the value of such Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) creations made whole or in part in cash (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the in-kind creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the Financial Instruments were purchased by the Trust and the “cash-in-lieu” amount, applicable registration fees, brokerage commissions, and certain taxes.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will be redeemed in-kind, at NAV per Share next computed, plus a transaction fee as described below. The Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities, which may constitute a Custom Basket, that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for a Creation Unit consists of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (that is “T+2”). However, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+2 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. Foreign holidays affecting the following foreign securities markets that occur when the primary market for Fund shares is open for trading may impact the settlement timing of redemptions of Fund Creation Units:

Australian Securities Exchange	Korea	OMX Nordic Copenhagen	SIX Swiss Exchange
Euronext Amsterdam	London	OMX Nordic Stockhold	Taiwan
Euronext Brussels	Madrid	Oslo	Thailand
Euronext Paris	Malaysia	Sao Paulo	Tokyo
Hong Kong	Mexico	Shanghai	Toronto
Johannesburg Stock Exchange	Milan	Shenzhen	Xetra (Frankfurt Stock Exchange)